Other Receivables	6 Months Ended
Mar. 31, 2015
Other Receivables [Abstract]
Other Receivables
4.	Other Receivables

On January 20, 2015, the Company entered into an asset purchase agreement (the "Hipcricket APA") with Hipcricket Inc. (“Hipcricket”), which filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the Bankruptcy Court for the District of Delaware. The Hipcricket APA contemplated the acquisition of substantially all of Hipcricket’s assets for $4.5 million in cash. Under the Hipcricket APA, the Company deposited $200,000 into escrow and is entitled to receive a refund of its deposit and $325,000 should a third party acquire Hipcricket through a Bankruptcy Court supervised auction process under Section 363 of the Bankruptcy Code. The Hipcricket APA comprised the initial "stalking-horse bid" in the auction process, which was subject to higher and better offers. In addition, the Company agreed to provide up to $3.5 million in debtor-in-possession financing that carried a 13% per annum interest rate. On March 10, 2015, the Bankruptcy Court ruled that a third party had a higher and better bid than the Company’s offer. On March 18, 2015, the Company was repaid all principal and interest owed on the debtor-in-possession financing. As of March 31, 2015, the Company is owed the $200,000 deposit (see Note 21) and $325,000 for expense reimbursement and a break-up fee, which is due to be paid in June 2015. The Company received $54,189 in interest income from the debtor-in-possession financing.